UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of Shareholders ("Annual Meeting") of Ryder System, Inc. ("Ryder") held on May 4, 2018, our shareholders voted as indicated below on the following proposals. All proposals passed and each director nominee was re-elected.

1.	Election of twelve directors for a one-year term of office expiring at the 2019 Annual Meeting.

	Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
1a.	John M. Berra	43,205,185	739,765	71,404	3,309,537
1b.	Robert J. Eck	43,627,634	305,184	82,906	3,309,537
1c.	Robert A. Hagemann	43,022,067	922,599	71,688	3,309,537
1d.	Michael F. Hilton	36,684,408	7,260,402	71,544	3,309,537
1e.	Tamara L. Lundgren	42,593,070	1,353,734	69,550	3,309,537
1f.	Luis P. Nieto, Jr.	43,471,419	476,005	68,930	3,309,537
1g.	David G. Nord	43,854,610	78,093	83,651	3,309,537
1h.	Robert E. Sanchez	42,322,388	1,490,526	203,440	3,309,537
1i.	Abbie J. Smith	42,475,721	1,471,066	69,567	3,309,537
1j.	E. Follin Smith	43,469,306	475,456	71,592	3,309,537
1k.	Dmitri L. Stockton	43,858,763	83,868	73,723	3,309,537
1l.	Hansel E. Tookes, II	42,003,441	1,941,595	71,318	3,309,537

2.	Ratification of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the 2018 fiscal year.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
46,370,514	905,333	50,044	—

3.	Approval, on an advisory basis, of the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
41,834,009	2,118,420	63,925	3,309,537

4.	Approval of amendments to our Restated Articles of Incorporation and By-Laws to authorize shareholder action by written consent.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
42,900,183	1,064,429	51,742	3,309,537

5.	Vote on a shareholder proposal on simple majority voting.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
32,938,319	10,932,373	145,662	3,309,537

As previously disclosed in Ryder's definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2018 (the "Proxy Statement"), Proposal 4 required 75% of shares outstanding to pass. Proposal 4 received the required number of votes to pass. Following the Annual Meeting, Ryder's Restated Articles of Incorporation and By-Laws were amended to incorporate the proposed changes disclosed in the Proxy Statement and the Articles of Amendment were filed with the Florida Department of State on May 4, 2018. Copies of the conformed Restated Articles of Incorporation, as amended, the Articles of Amendment to the Restated Articles of Incorporation and a marked copy of the conformed By-Laws, as amended, are filed with this report as Exhibits 3.1(a), 3.1(b) and 3.2, respectively.

Item 9.01 (d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit 3.1(a)        Ryder System, Inc. Restated Articles of Incorporation, as amended through May 4, 2018

Exhibit 3.1(b)	Articles of Amendment dated May 4, 2018 to the Ryder System, Inc. Restated Articles of Incorporation

Exhibit 3.2        Ryder System, Inc. By-Laws, as amended through May 4, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2018	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Robert D. Fatovic
	Name:	Robert D. Fatovic
	Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary